UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CONTANGO OIL & GAS COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CONTANGO OIL & GAS COMPANY

111 E. 5TH STREET, SUITE 300

FORT WORTH, TEXAS 76102

D54050-P57484

Your Vote Counts!

CONTANGO OIL & GAS COMPANY

2021 Annual Meeting of Stockholders

Vote by June 29, 2021 11:59 PM ET

or at the meeting on June 30, 2021

You invested in CONTANGO OIL & GAS COMPANY and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting of Stockholders. This is an important notice regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held on June 30, 2021.

Get informed before you vote

View the Notice, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2020 online OR you can receive a free paper or email copy of the materials by requesting prior to June 16, 2021. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. There is NO charge for requesting a copy.

Smartphone users	Vote Virtually at the Annual Meeting of Stockholders*
Point your camera here and	June 30, 2021
vote without entering a	8:00 a.m. Central Time
control number
www.virtualshareholdermeeting.com/MCF2021

*	The company will be hosting the meeting live via the Internet this year at the website address above. Please check the proxy materials for instructions on how to access the meeting.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Board
Voting Items		Recommends

1.	Election of Directors

	Nominees:	For
1a.	John C. Goff
1b.	Wilkie S. Colyer, Jr.	For
1c.	B.A. Berilgen	For
1d.	Lon McCain	For
1e.	Janet Pasque	For
1f.	Joseph J. Romano	For
1g.	Karen Simon	For

2.	Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the 2021 fiscal year	For

3.	Approval, on an advisory basis, of the compensation of our named executive officers	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D54051-P57484